Exhibit 24
POWER OF ATTORNEY

The undersigned director of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 2014, hereby constitutes and appoints JOSEPH SCAMINACE and CHRISTOPHER M. HIX, with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his or her name, place and stead, as director of said Company, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
IN WITNESS WHEREOF, this Power of Attorney has been signed this 2nd day of March, 2015.
/s/ Richard W. Blackburn
Richard W. Blackburn

POWER OF ATTORNEY

The undersigned director of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 2014, hereby constitutes and appoints JOSEPH SCAMINACE and CHRISTOPHER M. HIX, with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his or her name, place and stead, as director of said Company, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
IN WITNESS WHEREOF, this Power of Attorney has been signed this 2nd day of March, 2015.
/s/ Steven J. Demetriou
Steven J. Demetriou

POWER OF ATTORNEY

The undersigned director of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 2014, hereby constitutes and appoints JOSEPH SCAMINACE and CHRISTOPHER M. HIX, with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his or her name, place and stead, as director of said Company, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
IN WITNESS WHEREOF, this Power of Attorney has been signed this 2nd day of March, 2015.
/s/ Katharine L. Plourde
Katharine L. Plourde

POWER OF ATTORNEY

The undersigned director of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 2014, hereby constitutes and appoints JOSEPH SCAMINACE and CHRISTOPHER M. HIX, with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his or her name, place and stead, as director of said Company, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
IN WITNESS WHEREOF, this Power of Attorney has been signed this 2nd day of March, 2015.
/s/ John A. McFarland
John A. McFarland

POWER OF ATTORNEY

The undersigned director of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 2014, hereby constitutes and appoints JOSEPH SCAMINACE and CHRISTOPHER M. HIX, with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his or her name, place and stead, as director of said Company, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
IN WITNESS WHEREOF, this Power of Attorney has been signed this 2nd day of March, 2015.
/s/ Patrick S. Mullin
Patrick S. Mullin

POWER OF ATTORNEY

The undersigned director of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 2014, hereby constitutes and appoints JOSEPH SCAMINACE and CHRISTOPHER M. HIX, with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his or her name, place and stead, as director of said Company, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
IN WITNESS WHEREOF, this Power of Attorney has been signed this 2nd day of March, 2015.

/s/ Hans-Georg Betz
Hans-Georg Betz

POWER OF ATTORNEY

The undersigned director of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 2014, hereby constitutes and appoints JOSEPH SCAMINACE and CHRISTOPHER M. HIX, with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his or her name, place and stead, as director of said Company, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
IN WITNESS WHEREOF, this Power of Attorney has been signed this 2nd day of March, 2015.

/s/ Carl R. Christenson
Carl R. Christenson